UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2020

CenturyLink, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 388-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $1.00 per share	CTL	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

CenturyLink, Inc. (“we” or “our”) plans to disseminate through its corporate website certain information to its customers, suppliers, investors and other market participants concerning its response to and the effects on our operations of the COVID-19 global health crises and other related information, including potentially material information. Such information and future updates can be found and will be posted on the Company’s dedicated website at: https://news.centurylink.com/covid-19. We established this dedicated website for the purposes of (x) collecting in one place information we are providing to customers, suppliers, investors and other market participants concerning certain impacts of the COVID-19 global health crisis and (y) ensuring the avoidance of selective disclosures in violation of Regulation FD.

The information contained in this Item 7.01 is being “furnished” by CenturyLink, Inc. and shall not be deemed “filed” for the purposes of or otherwise subject to liabilities under Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference into our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, other than to the extent that such filing incorporated by reference any or all of such information by express reference thereto.

Item 8.01	Other Events.

The impact of the COVID-19 global health crisis on our operations will depend upon several factors, including the effectiveness of outbreak mitigation steps, changes in spending patterns, economic conditions in our markets, work from home trends, the financial position of our customers and the sustainability of our supply chains. These factors could increase demand for some of our products and reduce demand for others, and could impact our ability to serve customers. We are not able at this time to estimate the impact of the global health crisis on our financial or operational results. We do not have any current plans to provide any further update on the financial impact of the global health crisis until we release our earnings for the first quarter of 2020.

Forward-Looking Statements

Except for historical and factual information, the matters set forth in this Current Report on Form 8-K identified by words such as “will,” “should,” “expects,” “anticipates,” “believes,” “plans,” “intends,” and similar expressions are forward-looking statements as defined by the federal securities laws, and are subject to the “safe harbor” protections thereunder. These forward-looking statements are not guarantees of future results and are based on current expectations only, and are subject to various uncertainties. Actual events and results may differ materially from those anticipated by us in those statements. We may change our intentions or plans discussed in our forward-looking statements without notice at any time and for any reason.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit No.	Description

104	Cover Page Interactive Data File (formatted in iXBRL in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CenturyLink, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned officer hereunto duly authorized.

CENTURYLINK, INC.

By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary

Dated: March 27, 2020